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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 6 , 2001


                               IndyMac ABS, Inc.
       (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2001, providing for the issuance of the IndyMac
           ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust,
          Series SPMD 2001-C, Home Equity Mortgage Loan Asset-Backed
                       Certificates, Series SPMD 2001-C

                               IndyMac ABS, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)


            Delaware                333-47158            95-4685267
----------------------------      ------------       ------------------
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
       of Incorporation)           File Number)      Identification No.)


  155 North Lake Avenue
  Pasadena, California                                      91101
 -----------------------                                  ----------
  (Address of Principal                                   (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code (800) 669-2300.

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

Item 5.  Other Events.
----     ------------

     On November 6, 2001, IndyMac ABS, Inc. (the "Depositor") entered into a Pooling and Servicing Agreement dated as of November 1, 2001 (the "Agreement"), by and among the Depositor, IndyMac Bank, F.S.B., as seller (the "Seller") and as master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), providing for the issuance of the Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2001-C (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

         Not applicable.

         Not applicable.

         Exhibits:

99.1. Pooling and Servicing Agreement, dated as of November 1, 2001, by and among the Depositor, the Seller, the Master Servicer and the Trustee.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           IndyMac ABS, Inc.


                           By:  /s/ Blair Abernathy
                               --------------------------------------------
                                    Blair Abernathy
                                    President


Dated:  December 13, 2001

                                 Exhibit Index


Exhibit                                                                Page

99.1.             Pooling and Servicing Agreement,
                  dated as of November 1, 2001, by
                  and among, the Depositor, the Seller,
                  the Master Servicer and the Trustee